[GRAPHIC OMITTED]

                                       [LOGO]
                                   THE GABELLI
                                       GLOBAL
                                       MULTIMEDIA
                                       TRUST INC.

Third Quarter Report
September 30, 1999

                                       [LOGO]
                                   THE GABELLI
                                       GLOBAL
                                       MULTIMEDIA
                                       TRUST INC.

      Our cover icon represents the underpinnings of Gabelli. The Teton mountains in Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and interdependent economic world.

                                   * * * * *

       Morningstar Rating(TM) of The Gabelli Global Multimedia Trust Inc.
         was 5 stars overall and for the three year period ended 9/30/99 among 55 domestic equity funds.

Investment Objective:

The Gabelli Global Multimedia Trust Inc. is a closed-end, non-diversified management investment company whose primary objective is long-term growth of capital, with income as a secondary objective. The Fund seeks opportunities for long-term growth within the context of two main investment universes: companies involved in creativity, as it relates to the development of intellectual property rights (copyrights); and companies involved in distribution, as it relates to the delivery of these copyrights. Additionally, the Fund will invest in companies participating in emerging technological advances in interactive services and products.

                    This report is printed on recycled paper.

                                                                 [PHOTO OMITTED]

                                                                      [LOGO]
                                                                  THE GABELLI
                                                                      GLOBAL
                                                                      MULTIMEDIA
                                                                      TRUST INC.

To Our Shareholders,

      In the third quarter of 1999, the Gabelli Global Multimedia Trust delivered strong returns, despite a sharp decline in the U.S. stock market and mixed results from international equity markets. We believe strong secular growth and accelerating consolidation in the telecommunications and media industries shield the portfolio from much of the impact of cyclical economic and market forces.

Investment Performance

      For the third quarter ended September 30, 1999, The Gabelli Global Multimedia Trust Inc.'s ("Multimedia Trust") net asset value (NAV) per share increased 3.02% to $16.75, after adjusting for the $0.50 per share distribution paid on September 27, 1999. This compares to the average 1.02% decrease of the 269 Global Funds tracked by Lipper Inc. over this period. The Lipper average is an unmanaged indicator of investment performance. For the twelve months ended September 30, 1999, the Multimedia Trust appreciated 79.72% after adjusting for the $1.05 per share in distributions paid during this period. This compares to the average 30.54% increase of the Lipper Inc. Global Fund Average over the same period. Since its inception on November 15, 1994, the Multimedia Trust's net asset value has achieved a 218.43% total return after adjusting for the rights offering and all distributions. This equates to a 26.79% average annual return.

      The Multimedia Trust's common shares ended the third quarter at $14.50 per share on the New York Stock Exchange, down 0.18% for the quarter and an increase of 81.06% for the twelve-month period ending September 30, 1999. The common shares have increased 158.59% since inception after adjusting for all distributions and the rights offering.

                                                               [GRAPHIC OMITTED]

What We Do

      The success of momentum investing in recent years and investors' desire for instant gratification have combined to make value investing appear dull. At the risk of being dull, we will once again describe the "boring" value approach that has seen us through both good and bad markets over the last 4 years at The Gabelli Global Multimedia Trust and for over 22 years at Gabelli Asset Management Company. In past reports, we have tried to articulate our investment philosophy and methodology. The following graphic further illustrates the interplay among the four components of our valuation approach.

      Our focus is on free cash flow: earnings before interest, taxes, depreciation and amortization (EBITDA) minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long-term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value (PMV) estimates. Finally, we look for a catalyst: something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing world-wide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

      Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long-term method for preserving and enhancing wealth in the U.S. equities market. At the margin, our new investments are focused on businesses that are well-managed and will benefit from sustainable long-term economic dynamics. These include macro trends, such as the globalization of the market in filmed entertainment and telecommunications, and micro trends, such as an increased focus on productivity enhancing goods and services.

THE PORTFOLIO OVERVIEW
Global Allocation

      The chart at the right represents the Multimedia Trust's holdings by geographic region as of September 30, 1999. The geographic allocation will change based on current global market conditions. Countries and/or regions and companies represented in the chart and below may or may not be included in the Multimedia Trust's portfolio in the future.

Equity Mix

      The Multimedia Trust's investment premise falls within the context of two main investment universes: a) companies involved in creativity, as it relates to the development of intellectual property rights (copyrights); and b) companies involved in distribution, as it relates to the delivery of these copyrights. Additionally, this includes the broad scope of communications-related services such as basic voice and data.

      The chart at the right depicts our equity mix of the copyright/creativity and distribution companies in our portfolio as of September 30, 1999.

                     HOLDINGS BY GEOGRAPHIC REGION - 9/30/99

   [The following table was depicted as a pie chart in the printed material.]

                    United States          77.7%
                    Europe                  7.8%
                    Canada                  6.2%
                    Asia/Pacific Rim        5.9%
                    Latin America           2.4%

   [The following table was depicted as a pie chart in the printed material.]

                    Distribution           62.0%
                    Copyright/Creativity   38.0%

COMMENTARY

Wireless Works

      About one year ago, AT&T began to set a new standard for the wireless communications industry. By piecing together a nearly seamless national network, eliminating roaming charges, and lowering prices to 20 cents per minute for calls to anywhere in the U.S., AT&T has forced other wireless providers to follow suit. The push is on for low cost national and even global wireless services. Prices throughout the industry are dropping and usage is increasing. New programs such as "calling party pays" and prepaid plans are also making wireless services more attractive. Finally, laptop computer sales continue to rise, and more data is moving over wireless systems. This further fuels demand for wireless spectrum and enhances the value of wireless assets.

      Toward the end of this quarter, we celebrated a blessed event. Telephone & Data Systems (TDS), one of our larger holdings, sold its personal communications services ("PCS") business Aerial Communications to VoiceStream Wireless. Although we like the investment prospects for PCS, TDS obtained a premium price for this business, and in the process of eliminating an asset that demanded considerable capital expenditures, improved its net earnings outlook. TDS stock made a move upward in the midst of the market declines during the last two weeks of September. In addition, this transaction should help to surface value in our other wireless communications holdings.

Viacom and CBS--Dan Rather, Meet The Rugrats

      We are not likely to see cartoon characters on the CBS Evening News, but there is a great deal of synergy in the new Viacom/CBS. The combined company joins Time Warner, News Corp., and Disney in the pantheon of fully integrated media companies. They have content--Paramount Pictures, CBS' programming assets, and Simon & Schuster publishing--and distribution--the CBS Television Network, CBS Radio, Viacom's thriving cable networks (MTV, VH-1, and Nickelodeon), and CBS' huge outdoor advertising (billboard) business. Any advertiser looking to reach any demographic consumer segment will not have to go anywhere else. This "one stop shopping" feature for advertisers, the complete vertical integration of the company, and the ability to cross-market its own products should enhance revenues and drive down costs. In addition, CBS' Mel Karmazin is a worthy heir apparent to Viacom's energetic Chairman Sumner Redstone, thus diluting Wall Street's concern regarding the management succession question at Viacom. Both CBS' and Viacom's stock prices moved higher on the announcement of the merger, an indication that Wall Street understands that one plus one equals more than two in this combined company.

Broadcast News

      The FCC's August 1999 decision to allow duopolies--ownership of two television stations in the same market--should accelerate consolidation in the broadcast industry. Any broadcaster with a station in the top fifty markets will likely be entertaining overtures from the likes of NBC (owned by General Electric), ABC (owned by Disney), the new CBS/Viacom, and larger independent broadcasters, such as Tribune. NBC has already purchased a 32% position in Paxson Communications. We expect to see portfolio holdings such as Young Broadcasting and Granite Broadcasting receive a lot of attention in the months ahead.

Cable Modems

      In our second quarter letter to shareholders, we opined that high speed cable modems gave the cable television providers an edge over telephone companies in the battle for Internet traffic. This was also the reason we cited for our investment in Scientific-Atlanta, one of the leading cable modem manufacturers. Scientific-Atlanta's stock price rose sharply this quarter on the announcement that Motorola was buying its larger competitor General Instrument. When interviewed by the financial press following this announced deal, Scientific-Atlantic management stated that they believe they can continue to compete in the fast growing market for cable modems as an independent company. However, they also promised not to stand in the way of anything that would enhance the value of their shareholders' investment. That could be interpreted as an invitation to dance.

Sprinting into Battle

      As we write, BellSouth has joined MCI Worldcom in bidding for Sprint. Both bids face serious regulatory hurdles. Bell South/Sprint would challenge current rules preventing the regional Bells from getting into the long distance business and an MCI Worldcom/Sprint combination may inspire antitrust scrutiny. So, we may not see any deal get done. But, these competing bids underscore the value of wireless and wired telecommunications assets and the economic forces driving large telecommunications companies to get even larger. We believe that at some point, regulatory resistance to such deals will wane and the telecommunications giants here and abroad will be allowed to slug it out for the assets they need to become global powerhouses.

This Quarter's Scorecard

      Three wireless communications companies (Omnipoint, Western Wireless, and Vodafone AirTouch) were among our top performers this quarter. Japanese broadcaster Tokyo Broadcasting System also made the list, as did U.S. independent broadcasters Granite Broadcasting and Young Broadcasting. The previously-mentioned Telephone & Data Systems and Scientific-Atlanta also finished high on our leaderboard. Three of the now Big Four media companies (News Corp., Disney, and Time Warner) disappointed, and although it rallied after announcing the CBS acquisition, Viacom closed the quarter with a modest loss. Despite its position as the number one diversified telecommunications company in the world, AT&T also gave up considerable ground.

Deals, Deals and More Deals

      We would like to share with you excerpts from an interview by Kathryn M. Welling with our Chief Investment Officer which appeared in the September 17, 1999 issue of welling@weeden. Discussion of individual companies is not necessarily reflective of the Fund's entire portfolio.

        Listening in . . . A Dialogue With Mario Gabelli

      Q: Mario, can you make sense of the market here?

      GABELLI: My own sense is that the consumer has had lots of drivers. One, full employment, good wages. Then too, the globalization of the labor force made people concerned that they needed to work hard to make their companies competitive and to keep their jobs. So did the fact that the Internet was coming. Out there, when they start to feel in danger of becoming obsolete, they work harder. So you have had outstanding labor relations, even though the labor market got tight. A second driver has been that the consumer's wealth has been growing, not only from the stock market, but most importantly from--

      Q: Real estate?

      GABELLI: Exactly. Real estate has been critical because most people kind of got started, you know, after hearing that their neighbors had refinanced their mortgages. They'd gone from a $100,000 mortgage at 9% to a $150,000 mortgage at 7%. Their monthly payments were the same. So suddenly they all had money. And so their neighbors went out and got money, too. But that's over. Now food and fuel prices are climbing. How significant is that? Well, as an estimate, there are 140 million cars in the United States. My car gets 25 miles to the gallon. I drive about 12,000 miles a year, which means I use about 500 gallons. I'm paying 20 cents higher prices, per gallon, now than I did last winter. That's $100 more a year. That's $2 a week. Which means that we're sucking out of the system something on the order of an extra $300 million to $400 million a week, just to pay for oil.

      Q: Doing wonders for our current account-

      GABELLI: The good news is that the extra money is going to less-developed countries. Primarily to the oil patch, where they've been really dry for a while. So they have a high marginal propensity to spend--and their consumption has a multiplier effect. But the point I'm trying to get at is the other side of the coin, which is that, in this country the consumer could run into a fatigue factor, even though on a global basis there's a backlog of demand.

         "The next six months probably hold really terrific speculative opportunities-but with a limited margin of safety.

      Q: So you're expecting a slowdown?

      GABELLI: I wouldn't say that. What will help the economy here in the year 2000 is that, clearly, the rest of the world is recovering, so exports from the U.S. will pick up a tad. And the second thing is that it is an election year. The Republicans are going to make faith, finances and the family their important themes--and that means tax cuts. Which, of course, consumers like. So tax cuts could give you a little boost, kind of the equivalent of a shot of caffeine for consumer spending, and for the economy. So on balance I think the global economy probably looks reasonably good for next year, the year 2000. And the global economy, Gross World Product, not GDP, but GWP, is what everybody should be looking at. And that looks very good. What can go wrong? The dollar.

      Q: Funny you should mention the greenback. It's been sinking fast, against the yen. That could become a quite a headache, no?

      GABELLI: There's just one small problem with the lower dollar--our trade deficit with Japan is $50 billion. If the yen goes to 108 from 120, that means we're going to have to pay more yen. That means the trade deficit goes up short-term. Meanwhile, the Chinese are killing us in trade. Our balance of payments with the Chinese is atrocious. Then there are oil prices. Oil prices are a $50 billion bill and one that's going up. So the numbers that are going to be reported in the next 90 days are going to show staggering dollar deficits.

      Q: Which won't exactly be a blessing for the stock market--

      GABELLI: I can't tell you that I know what that means. Except that I suspect, if you are the Fed, your response to those sorts of numbers would probably be to think that you have to raise rates one more time. Now, I view that as cod liver oil. I think the market has to look on it as taking its medicine, however bad it tastes. The market has to take its medicine-at least to the degree that Greenspan decides will take the air out of the market.

      Q: But can it be deflated gently?

      GABELLI: If you go and read the speech Greenspan gave recently at Jackson Hole, you realize that the analogy part of it was probably driven by the fact that he was looking out at Jackson Lake, where there's a big dam. He said the market is like a dam. If the tension of the water builds up too much, the dam could burst unexpectedly, and the same thing with the world. Because psychology is an important element. So the markets today could change dramatically. Earnings are going to be good. But multiples should not expand, because interest rates are likely going higher--even though they're already high in real terms. Mr. Market, the psychology, is extraordinarily fickle. And because the mindset of the investor can't handle an abrupt change, he can go into a disengagement mode. So Mr. Market could turn very quickly, burst like a dam. The job of the Fed is to let air out of the balloon. And that's what Chairman Greenspan is doing. As a result, I look at the next six months as probably holding really terrific speculative opportunities--but with a limited margin of safety.

      Q: Knowing you, that means deals. Where are you speculating? You've been wireless's biggest booster forever, it seems.

      GABELLI: Well, it's happening. When AT&T about a year ago came in and bundled its wireless in a package and said, "Look, if you want 1,000 minutes, it's going to cost you 20 cents a minute everywhere in the United States," the others had to come in with their own bundles. And that has driven demand up substantially. The second thing that's going to drive up demand substantially is the shift to calling party pays. Right now, in the United States, if I give you my cell phone number and you call me, I pay. We're going to shift to a calling party pays arrangement, which will stimulate demand because, that way, I'll give my number out.

      Then the third thing that is happening, at the margin, is what's called "prepaid." When you or I use our phones here, we get a bill and pay. But with prepaid, you go in and plunk down $150 for a phone. But you don't have to use it to place calls. With calling party pays, you can just turn it on, and if somebody calls you, they pay. So that combination should also stimulate demand. Finally, everybody's got a laptop. And everybody's moving data. Wireless movement of data is going to increase demand for various ways to do it. My point is that wireless data transmission is another driver of the use of and demand for spectrum.

      Q: And the wireless universe is doing your favorite thing: deals.

      GABELLI: The consolidation of wireless companies is continuing. We're looking for another way to play it. The obvious ways were Omnipoint, VoiceStream Wireless, Western Wireless, Price Communications and so on. The next wave is going to take place in the buying of the companies that acquired the wireless companies that are not as visible. Like ALLTEL, Century Telephone. Obviously, too, Telephone & Data Systems, which is my largest holding. That's where I am looking. You'll probably see some announcements coming out of Vodafone and Bell Atlantic.

      Q: So you're the source of those rumors.

      GABELLI: Just a party interested in consolidations. You'll see Bell Canada moving down into the United States. You'll see Rogers Cantel Mobile Communications doing something with AT&T over time. So I'm still nibbling at those. We're just shifting some our emphasis in that area.

      Q: We suppose we should ask about the merger mania in television.

      GABELLI: It's hard to avoid it, even though it's already been discussed widely and intensely. Obviously the catalyst occurred when (FCC Chairman) Bill Kennard in early August decided to permit the TV station owners to own up to two stations in a single market. That started a land rush for television stations. So now what I would call "POTS," for Plain Old Television Service--

      Q: Wait a minute. For years, you have insisted that POTS stands for Plain Old Telephone--

      GABELLI: Well, I did. I've rephrased it. It's my right. Since I invented POTS, I may as well use it in a new way. Plain Old Television Service is becoming increasingly attractive because of all the technological guys going into things like Wink, and TiVo. The desire is to have the ubiquitous television become an interactive device. We anticipated this at Gabelli & Co. when we created the Interactive Couch Potato Fund six or seven years ago. So the Winks and TiVos of the world, the video on demand, the e-commerce, all the other goods and services that one could get through your television equipped with a return tap, either your cable or your telephone wire, are happening. In addition, each of the television station operators now has the ability to go from offering what is an analog channel to a digital channel. Then the FCC changed its rules providing the catalyst, and now a skillful operator who owns stations in the top 10 markets, or the top 20, can own a second station in that market. That's what caused Mel Karmazin to pick up the phone and say to Sumner (Redstone), "Let's talk about putting TV stations together." And low and behold, they put their companies together. Now the race is on. Fox is going to do it. Barry Diller at USA Networks is going to do something. Obviously, (Chairman Lowell) Bud Paxson at Paxson Communications. (PAX Thursday announced a strategic partnership with General Electric's NBC) The Spanish-language television stations will do something. Then the FCC will eliminate their cross-ownership rules, which will allow newspapers to own television stations in their own markets--and then maybe the FCC will even allow cable operators to own television stations in the same market--though that's not as likely in the short run. But there will be lots of lovemaking. Headlines. The media loves to talk about themselves.

      Q: No kidding. But are the savings that big?

      GABELLI: It's revenue enhancing, too. What they'll do is reduce programming costs by having only one bidder per program instead of two. They'll drive up revenues because their marketing teams will be able to sell more elegantly.

      Q: "Elegantly" Karmazin is an amazin' salesman. You've bought that?

      GABELLI: Yes. It has worked. He's done it in radio. Any guy's who's done duopoly in radio can understand the benefits to multimedia duopoly, multiplexing. I was a skeptic in some ways about how radio would get a larger share of the media pie, but it has worked.

      Q: So this land rush is changing basic television stations, which were looking more and more like they were going the way of the dodo bird with all the new competitive media and distribution technologies, into objects of desire?

      GABELLI: Well, at least in the top 10 markets. In 1991, I bought a TV station because everyone perceived that they were the caboose of the multimedia train--because the caboose can't go any slower than the engine.

      Q: It just arrives at the destination later.

      GABELLI: After starting later. My point is merely that at that point the market multiples on these things had dropped to seven or eight times cash flow, and now they're up to 13 or 14 times. Some of the smart guys like Don Cornwell at Granite Broadcasting are going to see this as an ultimate exit opportunity; and some like Herb Siegel (Chris-Craft Industries) are hopefully not going to out-negotiate themselves.

      Q: You've been optimistic about Chris-Craft surfacing value--forever, it seems.

      GABELLI: Herb Siegel is basically sitting on a billion and a half dollars in cash. He's got some wonderful assets. Owning stations in the top 10 markets, like New York and L.A., particularly in this environment, is golden. Why does he need three public companies (Chris-Craft, its 79% owned BHC Communications, and United Television, 58.5% owned by BHC)? I don't know. It's got to be collapsed. So stay tuned. Herb's a good guy. He understands that he's a little bit, that his patience is too much like Job's. He had an opportunity to have control of Fox. He had an opportunity to have control of Time-Warner. He had an opportunity to leg into MCA and an opportunity to leg into a big ownership in Paramount. We'll see what he comes away with. There's nothing like a good business that's a cash generator in a good economy. And nothing like having someone do things to monetize that wealth. You can't sit with a billion and a half dollars forever.

      Q: Not everyone finds deals so intoxicating--

      GABELLI: You know, the history of deals in the 1890's--the consolidation of steel, oil and railroads--is no different than what's going on with the banks, brokers, broadcasters of the 1990's. This current one happens to be very global. And this one is going to continue. So we still believe you want to get in front of the deals. Our strength has always been to identifying takeovers. And, as a last note, the proposed elimination of pooling of interest accounting for mergers is only accelerating the current consolidation trend. It leaves a lot of companies concerned about how the part of the Street that is EPS-driven, as opposed to those who are EBITDA-driven, will look on their companies. This is also is a catalyst for deals. I think (AlliedSignal Chairman and CEO) Larry Bossidy and (Honeywell Chairman and CEO) Mike Bonsignore got together now in part because of the potential elimination of poolings. I think you'll see a lot more. So the number of deals that will happen in the United States in the next 12 months is going to be staggering. And at the same time, companies are going to start signaling to the world to "Hey, start looking at cash earnings."

      Q: A very slippery concept, that.

      GABELLI: Only for people who don't understand the EBITDA culture. For guys who, like me, followed broadcasting and cable in the late 60's and early 70's, it's natural--

      Q: Only because they had no real earning.

      GABELLI: That's right. But we created enormous wealth anyway, for the shareholders and the owners. For me, EBITDA minus cap-ex has always been a standard. It's exciting. That's what we're doing.

      Q: Okay, enough merger madness.

      GABELLI: Well, I'm also buying some of the newspapers. Like Pulitzer. Just because, after spinning out their broadcast outlets, they have a leveraged stub there. And they finally have a good guy running the place. It's not that Mike Pulitzer was bad guy. It's just that he wasn't a hands-on business guy running the newspaper chain. So we're buying Pulitzer.

      On that note, thanks, Mario. |_|

BARRON'S Closed-End Fund Section

      The net asset value of the Gabelli Global Multimedia Trust appears in Monday's The Wall Street Journal, in Sunday's The New York Times in the Closed-End Funds column under the heading "Specialized Equity Funds", and in Barron's Mutual Funds/Closed-End Funds section under the heading "Specialized Equity Funds". You may also call 1-(800)-GABELLI (1-800-422-3554) to obtain daily NAVs.

      The following chart appeared in Barron's on October 25, 1999. To review what is presented, the first column lists the fund name and its trading symbol, with the second column indicating the exchange on which it trades. In our case the Multimedia Trust trades on the New York Stock Exchange under the symbol "GGT".

      The "NAV" column illustrates what the actual portfolio value is worth per share - total assets minus the liabilities divided by the number of shares outstanding. The market price is simply the price at which the fund is trading on the exchange. Closed-end funds have a limited number of shares outstanding. To buy or sell shares investors use the NYSE to complete their transactions.

      Concerning the market price, closed-end funds can either trade at a premium or a discount to the NAV. The "Prem/Disc" column illustrates the percentage difference the market price varies from the NAV. As of the close on Friday, October 22, 1999, the Multimedia Trust's last trade was at a 11.7% discount to NAV. The final column indicates the total return (change in market value plus an adjustment for reinvestment of distributions) of the fund over the twelve months ending October 22, 1999.

--------------------------------------------------------------------------------
                                                                         52 Week
                              Stock                Market       Prem      Market
Fund Name (Symbol)            Exch       NAV       Price       /Disc      Return
--------------------------------------------------------------------------------
ASA Limited (ASA)              N       23.22       20 3/8      -12.2         3.5
C&S Realty (RIF)               A        6.62        7 1/4       +9.5        -4.4
C&S Total Rtn (RFI)            N       10.85      11 3/16       +3.1        -2.1
Centrl Fd Canada (CEF)         A        4.00        4 3/8       +9.4         7.9
Duff&Ph Util Inc (DNP)         N        8.86        9 5/8       +8.7        -3.7
Dundee Prec Mtls (DPM.A)       T       14.36       9 9/16      -33.5        -9.9
First Financial (FF)           N        9.14        8 3/8       -8.3       -11.4
Gabelli Gl Multimedia (GGT)    N       17.77     15 11/16      -11.7        92.6
Gabelli Utility (GUT)          N        7.48            8       +7.0          NS
H&Q Health Inv  (HQH)          N       21.16       15 7/8      -25.0        20.9
H&Q Life Sci Inv (HQL)         N       17.33       14 3/8      -17.0        30.7
INVESCO Gl Hlth  (GHS)         N       17.78       16 1/8       -9.3        16.2
J Han Bank (BTO)               N          NA            9         NA       -14.4
Petroleum & Res (PEO)          N       40.28      33 3/16      -17.6         9.6
Seligman New Tech (N/A)        z       28.05           NA         NA          NS
SthEastrn Thrift (STBF)        O          NA       17 1/2         NA       -14.8
Thermo Opprtunty (TMF)         A        7.96        6 1/4      -21.5        -5.7

Source: BARRON'S
--------------------------------------------------------------------------------

Stock Repurchase Plan

      The Gabelli Global Multimedia Trust is authorized to repurchase up to 1,000,000 shares of the Multimedia Trust's outstanding shares. Pursuant to this stock repurchase plan, the Multimedia Trust may from time to time purchase shares of its capital stock in the open market when the shares are trading at a discount of 10% or more from the net asset value of the shares. In total, through September 30, 1999, 663,233 shares were repurchased in the open market.

Preferred Stock -- An Investment For The Future

      On June 4, 1997, the Trust successfully completed its offering of cumulative preferred stock which is rated `aaa' by Moody's Investors Service, Inc. The Trust issued 1,250,000 Preferred Shares at $25 per share ($31.25 million) with an annual dividend rate of $1.98 per share paying quarterly. The Preferred Shares are trading on the New York Stock Exchange under the symbol "GGT Pr" and closed at $24.5625 on September 30, 1999.

      How would Preferred Shares benefit Common Shareholders? From its inception on November 15, 1994 through September 30, 1999, the Multimedia Trust has earned a 26.8% average annual return. The Preferred Shares were issued with an annual dividend rate of 7.92%. The only obligation that the Trust has to the Preferred Shareholders is to pay the stated dividend rate. Given the current market environment, we considered this to be an ideal opportunity to take advantage of relatively low long-term interest rates and to earn an excess return for our Common Shareholders consistent with our conservative investment approach. Any return earned in excess of the stated dividend rate, which is less than the Trust's average annual return, would directly benefit Common Shareholders; however, any shortfall from the stated rate would impact the Common Shareholders in the opposite fashion. Therefore, by taking advantage of the current relatively low interest rate environment and achieving our investment objectives, the Preferred Share issuance offers what we believe is a conservative method of potentially adding wealth for our Common Shareholders.

      Furthermore, Common Shareholders stand to receive certain tax benefits as a result of the Preferred Stock offering. Since taxable income is allocated to the Preferred Shareholders before Common Shareholders, taxable distributions to Common Shareholders are not required to the extent they would be if the Preferred Shares were not outstanding. With the completion of the preferred offering, the Adviser has agreed to waive the management fee on the incremental assets during any year in which the net asset value total return on the Trust does not exceed the stated dividend rate on the Preferred Shares.

Let's Talk Stocks

      The following are stock specifics on selected holdings of the Multimedia Trust. Favorable EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

Aerial Communications Inc. (AERL - $27.125 - Nasdaq) is an 82%-owned subsidiary of Telephone & Data Systems (TDS) that has Personal Communications Services ("PCS") access covering 26.2 million people. On September 20, Aerial agreed to be acquired by VoiceStream Wireless (VSTR - $61.72 - Nasdaq) in a $3.3 billion stock transaction. TDS's ownership of Aerial will be converted to VoiceStream stock, resulting in TDS owning more than 36 million shares of VSTR. Upon consummation of the Aerial and Omnipoint acquisitions, VoiceStream will emerge as a major national PCS carrier with licenses covering over 230 million people.

Ascent Entertainment Group Inc. (GOAL - $13.75 - Nasdaq) operates diversified media and entertainment production and distribution businesses. The company conducts its business in three reportable segments, Multimedia Distribution, Entertainment, and Network Services. Ascent owns 57% of On Command Corp., which is the leading provider of in-room, on-demand video entertainment and information services to the domestic lodging industry with a total of almost 930,000 rooms served at year end 1998. Ascent has sold its sports operations, consisting of the Denver Nuggets, the Colorado Avalanche and the Arena Company.

Cablevision Systems Corp. (CVC - $72.75 - AMEX) is one of the nation's leading communications and entertainment companies, with a portfolio of operations that span state-of-the-art, high-speed multimedia delivery, subscription cable television services, championship professional sports teams and national cable television networks. Headquartered in Bethpage, N.Y., Cablevision serves more than 3.4 million cable customers primarily in three core markets: New York, Boston and Cleveland. Cablevision is a leader in delivering cutting-edge technological innovation, such as Optimum TV, to the home. Through its Rainbow Media Holdings subsidiary, Cablevision manages and develops internationally recognized content offerings such as the popular national television networks American Movie Classics, Bravo and The Independent Film Channel. Cablevision has a controlling interest in New York City's famed Madison Square Garden, which includes the arena complex, the N.Y. Knicks, the N.Y. Rangers and the MSG network. Cablevision operates Radio City Entertainment and holds a long term lease for Radio City Music Hall, home of the world famous Rockettes.

Liberty Media Group (LMG'A - $37.125 - NYSE) is engaged in businesses which provide programming services, including production, acquisition and distribution through all available media formats, as well as businesses engaged in electronic retailing, direct marketing and other services. LMG holds interests in globally-branded entertainment networks such as Discovery Channel, USA Network, QVC, Encore and STARZ!. Liberty's assets also include interests in international video distribution businesses international telephony and domestic wireless, plant and equipment manufacturers, and other businesses related to broadband services. Liberty Media Group Class A and Class B common stock are tracking stocks of AT&T Corp. (T - $43.50 - NYSE) and are now traded on the New York Stock Exchange.

MediaOne Group Inc. (UMG - $68.3125 - NYSE) is one of the nation's leading broadband services companies. UMG provides more than five million subscribers in 17 states with basic and premium cable television services and has recently introduced high speed Internet access, telephone services and digital television in some of its service areas. MediaOne was created from the 1996 union of telecommunications company MediaOne Group (formerly US West Media Group) and Continental Cablevision. Headquartered in Englewood, Colorado, the company is conducting a national upgrade of its hybrid fiber optic/coaxial cable ("HFC") network to broadband technology, which improves traditional cable service and enables next-generation products and services. UMG's investment interests include 25% of Time Warner Entertainment (which includes Warner Brothers Studio and Home Box Office), 24% of PCS Prime Co. and almost 27% of TeleWest plc. The number three U.S. cable television provider recently agreed to be acquired by AT&T Corp. (T - $43.50 - NYSE) for $54 billion.

Nielsen Media Research Inc. (NMR - $37.1875 - NYSE) is the leading provider of television audience measurement and related services in the United States and Canada. Its services provide audience estimates for all national program sources, including broadcast networks, cable networks, Spanish language television and national syndications. Nielsen also provides competitive advertising intelligence information and Internet usage and advertising information. VNU NV, a Dutch international publishing and information services company, is offering to purchase all shares of NMR for $37.75 per share in cash.

Omnipoint Corp. (OMPT - $55.875 - Nasdaq) is a leading personal communications services ("PCS") carrier in the U.S., with licenses covering major metropolitan areas containing nearly 100 million people. On June 23, 1999, Omnipoint agreed to be acquired by VoiceStream Wireless (VSTR - $61.72 - Nasdaq) for 0.825 shares of VoiceStream and $8.00 cash per shares of OMPT. The combined company will have PCS licenses covering about 190 million points of presence ("POPs") and will become a major PCS carrier.

Telephone & Data Systems Inc. (TDS - $88.8125 - AMEX) is a diversified telecommunications company with established cellular and local telephone operations and a developing personal communications services ("PCS") business. TDS provides high quality telecommunications services to three million customers in 35 states. TDS owns 81.1% of United States Cellular Corp. (USM - $68.00 -
AMEX), the nation's seventh largest cellular telephone company. It also owns 82.4% of Aerial Communications Inc. (AERL - $27.125 - Nasdaq), TDS's PCS subsidiary which owns the licenses to provide PCS service in six major trading areas ("MTAs") encompassing approximately 27.6 million population equivalents. On September 20, 1999, VoiceStream Wireless (VSTR - $61.72 - Nasdaq) announced the acquisition of Aerial in a $3.3 billion transaction. Pro-forma for this acquisition, TDS will own over 36 million shares of VoiceStream.

USA Networks Inc. (USAI - $38.75 - Nasdaq), through its subsidiaries, engages in diversified media and electronic commerce businesses that include: electronic retailing, ticketing operations and television broadcasting. Chairman and CEO Barry Diller has brought together under one umbrella: the USA Network, the Sci-Fi Channel, USA Networks Studios, USA Broadcasting, The Home Shopping Network and the Ticketmaster Group. The plan is to integrate these assets, leveraging programming, production capabilities and electronic commerce across this strong distribution platform.

Viacom Inc. (VIA'A - $43.25 - AMEX), long a major provider of entertainment "content", has evolved into one of the world's dominant media companies. The additions of Paramount Communications, Blockbuster Entertainment (acquired in
1994), and publisher Simon & Schuster make Viacom one of the largest entertainment and publishing companies. Non-core assets are being divested and debt has been reduced to approximately $8 billion. Viacom is focusing on global expansion of its media franchises. Viacom is particularly well-positioned in music (notably MTV) and cable networks (such as Nickelodeon).

Daily NAVs Now Distributed by Nasdaq

      Since our inception, we have made the net asset value available on nightly recordings through 1-800-GABELLI. Now, Nasdaq is also disseminating the daily per share net asset values (NAVs) for the Gabelli Global Multimedia Trust, which is traded on the New York Stock Exchange. The NAV ticker symbol via Nasdaq is "XGGTX".

      The NAVs are available through any stock quote lookup service and on broker Nasdaq level one terminals. The dissemination of daily NAVs allows investors and brokers to better track the long-term performance of the Fund's underlying portfolio. We support Nasdaq's efforts in making closed-end funds' NAVs available on a daily basis.

Dividends

      The Trust recently distributed an interim capital gain distribution of $0.50 per share to Common Shareholders on September 27, 1999. It is expected that a year-end distribution will also be paid in December reflecting all remaining income and capital gains earned during the year. For the twelve months ended September 30, 1999, the Trust distributed a total of $1.05 per share to Common Shareholders. Our Preferred Shareholders were recently paid a dividend of $0.495 per share on September 27, 1999. For the twelve months ended September 30, 1999, the Preferred Shareholders received a total distribution of $1.98 per share, which is the annual dividend rate on the Preferred Shares.

Internet

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

In Conclusion

      Telecommunications and multimedia stocks continued to excel in largely uninspiring global equity markets. We saw deals throughout all of the sectors of our interactive universe. There is a "whole lotta shakin' goin' on" in these industries, and as we advance further into the "Age of Interactivity", we believe values will continue to grow.

                                   Sincerely,

                                   /s/ Mario J. Gabelli

                                   Mario J. Gabelli
                                   President and Chief Investment Officer

October 25, 1999

--------------------------------------------------------------------------------
                                Top Ten Holdings
                               September 30, 1999
                               ------------------

Liberty Media Group                          Omnipoint Corp.
Telephone & Data Systems Inc.                Nielsen Media Research Inc.
Viacom Inc.                                  MediaOne Group Inc.
USA Networks Inc.                            Aerial Communications Inc.
Cablevision Systems Corp.                    Ascent Entertainment Group Inc.

--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

The Gabelli Global Multimedia Trust Inc.
Portfolio of Investments -- September 30, 1999 (Unaudited)
================================================================================

                                                                      Market
      Shares                                                           Value
      ------                                                          ------
COMMON STOCKS -- 88.8%

COPYRIGHT/CREATIVITY COMPANIES -- 33.8%

                Advertising -- 0.1%
       4,000    Bowlin Outdoor Advertising & Travel Inc. ....     $     21,000
         200    Havas Advertising SA.........................           47,891
         100    Lamar Advertising Co.........................            4,950
         200    Publicis SA..................................           46,401
                                                                  ------------
                                                                       120,242
                                                                  ------------

                Cable Programmers -- 4.1%
      60,000    CANAL +, Sponsored ADR+......................          630,928
       6,000    Flextech plc+................................           93,296
     209,000    USA Networks Inc.+...........................        8,098,750
                                                                  ------------
                                                                     8,822,974
                                                                  ------------

                Computer Software and Services -- 0.7%
       1,000    Activision Inc.+.............................           17,625
         180    America Online Inc.+.........................           18,720
       3,000    Atlus Co. Ltd................................           35,388
       3,400    Barnesandnoble.com Inc.+.....................           65,662
       4,000    CDnow Inc.+..................................           49,750
       2,000    EarthLink Network Inc.+......................           85,875
         500    Electronics Arts Inc.+.......................           36,187
      14,000    H&R Block Inc................................          608,125
       1,000    Intel Corp...................................           74,313
       3,000    Internet.com Corp.+..........................           42,000
       2,000    Microsoft Corp.+.............................          181,125
       2,000    Mobius Management Systems+...................            8,750
         100    Pixar Inc.+..................................            3,762
      10,000    Talk.com Inc.+...............................          129,063
         500    Ticketmaster Online-City Search Inc.+........           12,094
      20,000    Xionics Document Technologies Inc.+..........          117,500
                                                                  ------------
                                                                     1,485,939
                                                                  ------------

                Consumer Products -- 0.0%
       1,000    Mattel Inc...................................           19,000
                                                                  ------------

                Diversified Publishers -- 7.5%
      10,000    Arnoldo Mondadori Editore SpA................          174,537
      30,000    Belo (A.H.) Corp., Cl. A.....................          573,750
       5,000    Central Newspapers Inc., Cl. A...............          222,500
       2,000    Dow Jones & Co. Inc..........................          106,750
       8,000    EMAP plc.....................................          110,236
         700    Hachette Filipacchi Medias...................          176,485
      20,000    Harcourt General Inc.........................          832,500
      15,000    Harte-Hanks Communications Inc...............          377,813
      10,000    Holdingmaatschappij De Telegraaf N.V.........          194,758
       1,000    Hollinger International Inc..................           11,875
       4,500    Houghton Mifflin Co..........................          182,812
      58,000    Independent Newspapers Ltd., ORD.............          305,546
       7,000    Knight-Ridder Inc............................          384,125
      22,000    Lee Enterprises Inc..........................          602,250
      20,000    McClatchy Newspapers Inc., Cl. A.............          715,000
       8,000    McGraw-Hill Companies Inc....................          387,000
      22,000    Media General Inc., Cl. A....................        1,127,500
      18,000    Meredith Corp................................          653,625
     115,000    Nation Multimedia Group+.....................           29,835
     100,000    New Straits Times Press Berhad...............          203,947
     125,000    Oriental Press Group ORD.....................           16,575
     109,000    Penton Media Inc.............................        1,771,250
      10,000    Playboy Enterprises Inc., Cl. A+.............          220,625
     110,900    Post Publishing Co. Ltd.+....................           81,236
       9,000    PRIMEDIA Inc.+...............................          126,000
      28,000    Pulitzer Publishing Co.......................        1,272,250
      60,000    Reader's Digest Association Inc., Cl. B......        1,582,500
      34,452    Singapore Press Holdings Ltd.................          543,126
     250,000    South China Morning
                   Post Holdings ORD.........................          167,355
         300    SPIR Communication...........................           22,190
      50,000    Thomas Nelson Inc............................          487,500
       4,500    Times Mirror Co., Cl. A......................          296,156
      50,000    Times Publishing Ltd.........................           90,000
      30,000    Tribune Co...................................        1,492,500
      11,300    United News & Media plc, ADR.................          221,762
         800    Wiley (John) & Sons Inc., Cl. A..............           12,450
       4,000    Wolters Kluwer NV............................          137,075
       2,000    Ziff-Davis Inc...............................           32,250
                                                                  ------------
                                                                    15,945,644
                                                                  ------------

                Entertainment Production -- 9.8%
     255,000    Ascent Entertainment Group Inc.+.............        3,506,250
       2,522    EMI Group plc................................           18,435
      20,000    EMI Group plc, Sponsored ADR.................          290,000
       7,000    Grammy Entertainment plc+....................           14,955
       7,000    Granada Group plc............................           59,983
       7,000    GTECH Holdings Corp.+........................          150,063
       2,000    Harvey Entertainment Co.+....................           10,625
     430,000    Liberty Media Group Cl. A +..................       15,963,750
      25,000    Metro-Goldwyn-Mayer Inc.+....................          437,500
         300    NRJ SA.......................................           81,415
       3,000    Princeton Video Image Inc.+..................           14,062
     100,000    Shaw Brothers (Hong Kong) Ltd................           86,252
       5,000    TV Guide Inc.+...............................          195,625
                                                                  ------------
                                                                    20,828,915
                                                                  ------------

                Global Media and Entertainment -- 8.4%
         481    Boston Celtics Ltd...........................            5,291
      40,000    Fox Entertainment Group Inc..................          845,000
      50,000    Grupo Televisa SA, GDR+......................        1,996,875
      21,000    News Corp. Ltd., ADS.........................          597,188
      40,000    Seagram Co. Ltd..............................        1,820,000
       3,000    Sony Corp., ADR..............................          450,187
      50,000    Time Warner Inc.+............................        3,037,500

The Gabelli Global Multimedia Trust Inc.
Portfolio of Investments (Continued) -- September 30, 1999 (Unaudited)
================================================================================

                                                                      Market
      Shares                                                           Value
      ------                                                          ------
COMMON STOCKS (Continued)

COPYRIGHT/CREATIVITY COMPANIES (Continued)

                Global Media and Entertainment (Continued)
     190,000    Viacom Inc., Cl. A+..........................     $  8,217,500
      33,000    Walt Disney Co...............................          853,875
                                                                  ------------
                                                                    17,823,416
                                                                  ------------

                Hotels and Gaming -- 2.8%
      10,000    Aztar Corp.+.................................          102,500
         740    Bass plc.....................................            8,924
       5,000    Churchhill Downs Inc.........................          115,625
     115,000    Gaylord Entertainment Co., Cl. A.............        3,392,500
         143    GLC Limited+.................................              304
      20,000    Hilton Hotels Corp...........................          197,500
     500,000    Ladbroke Group plc...........................        1,743,019
       8,000    Mirage Resorts Inc.+.........................          112,500
      10,000    Park Place Entertainment Corp.+..............          125,000
       2,500    Quintel Entertainment Inc.+..................            4,531
       4,000    Starwood Hotels and Resorts
                   Worldwide Inc.............................           89,250
                                                                  ------------
                                                                     5,891,653
                                                                  ------------

                Information Publishing -- 0.4%
      35,000    Berlitz International Inc.+..................          737,187
       8,000    Data Broadcasting Corp.+.....................           60,500
       1,000    Dun & Bradstreet Corp........................           29,875
         500    Scholastic Corp.+............................           25,000
                                                                  ------------
                                                                       852,562
                                                                  ------------
TOTAL COPYRIGHT/CREATIVITY
  COMPANIES .................................................       71,790,345
                                                                  ------------

DISTRIBUTION COMPANIES -- 55.0%

                Broadcasting -- 10.1%
      90,000    Ackerley Group Inc...........................        1,108,125
       8,550    American Tower Systems, Cl. A................          167,259
       1,000    AMFM Inc.+...................................           60,875
       2,500    Audiofina SA+................................          125,582
       2,000    BHC Communications Inc., Cl. A...............          279,000
       2,000    British Sky Broadcasting Group,
                   Sponsored ADR.............................          114,500
      18,000    CanWest Global Communications Corp...........          220,423
       2,000    Carlton Communications plc,
                   Sponsored ADR.............................           77,500
       5,000    CBS Corporation..............................          231,250
      61,119    Chris-Craft Industries Inc...................        3,430,304
       1,078    Clear Channel Communications Inc.+...........           86,105
       8,333    Corus Entertainment Inc., Cl. B+.............          134,646
       3,000    Cox Radio Inc., Cl. A+.......................          178,500
       4,000    CTV Inc.+....................................           54,834
         500    Emmis Communications Corp., Cl. A+...........           33,031
      20,120    Fisher Companies Inc.........................        1,197,140
       1,000    General Electric Co..........................          118,562
      92,500    Granite Broadcasting Corp.+..................        1,029,062
      13,125    Gray Comminucations Systems Inc..............          226,406
      60,000    Gray Communications
                   Systems Inc., Cl. B.......................          862,500
       7,000    Groupe AB SA, ADR+...........................           16,625
       5,000    Grupo Radio Centro, SA de CV, ADR............           20,625
      38,000    Hearst-Argyle Television Inc.+...............          817,000
       2,000    Infinity Broadcasting Corp.+.................           58,625
      33,000    King World Productions Inc.+.................        1,237,500
         700    LaGardere S.C.A..............................           29,047
      42,100    Liberty Corp.................................        1,952,387
         400    Metropole TV M6 SA...........................           99,614
       1,500    Nippon Television Network....................        1,067,266
       5,000    NTN Communications Inc.+.....................            6,250
      17,400    Pathe SA.....................................        1,798,093
      67,000    Paxson Communications Corp., Cl. A+..........          820,750
         500    Radio One Inc.+..............................           20,750
       1,220    SAGA Communications Inc., Cl. A..............           28,060
      12,000    Salem Communications Corp., Cl. A+...........          306,000
       2,000    SBS Broadcasting SA+.........................           77,500
      43,000    Sistem Televisyen Malaysia Berhad............           21,839
      50,000    Television Broadcasting Ltd., ORD............          213,700
       2,500    Television Francaise 1.......................          698,946
      55,000    Tokyo Broadcasting System....................        1,104,480
       3,000    TV Azteca, SA de C.V.+.......................           15,000
      10,500    United Television Inc........................        1,183,875
       1,500    Wink Communications Inc.+....................           65,531
       2,000    Young Broadcasting Inc., Cl. A+..............          104,750
                                                                  ------------
                                                                    21,499,817
                                                                  ------------

                Business Services -- 2.1%
      15,000    Carlisle Holdings Ltd........................          155,156
       1,000    CheckFree Holdings Corp......................           41,125
       7,000    Convergys Corp.+.............................          138,688
       2,000    IMS Health Inc...............................           45,625
     103,333    Nielsen Media Research Inc...................        3,842,696
       9,400    R.H. Donnelley Corp..........................          175,075
                                                                  ------------
                                                                     4,398,365
                                                                  ------------

                Cable -- 6.4%
       6,000    Austar United Communications Ltd.+...........           18,408
      65,000    Cablevision Systems Corp., Cl. A+............        4,728,750
      30,000    Century Communications Corp., Cl. A+.........        1,368,750
       5,000    Comcast Corp., Cl. A.........................          180,313
       7,000    Comcast Corp., Cl. A Special.................          279,125
      55,000    MediaOne Group Inc...........................        3,757,187
      10,000    Mercom Inc.+.................................          120,000
       4,498    NTL Inc.+....................................          432,230
      12,000    Telewest Communications plc,
                   Sponsored ADR+............................          438,000
      31,000    UnitedGlobalCom Inc., Cl. A+.................        2,220,375

The Gabelli Global Multimedia Trust Inc.
Portfolio of Investments (Continued) -- September 30, 1999 (Unaudited)
================================================================================

                                                                      Market
      Shares                                                           Value
      ------                                                          ------
COMMON STOCKS (Continued)

DISTRIBUTION COMPANIES (Continued)

                Cable (Continued)
      10,000    Videotron Groupe.............................     $    151,371
       1,000    Wireless One Inc.+...........................            1,180
                                                                  ------------
                                                                    13,695,689
                                                                  ------------

                Consumer Services -- 0.3%
      10,000    Allied Domecq plc............................           56,756
       5,992    Cendant Corp.................................          106,358
         500    Department 56 Inc.+..........................           11,969
      15,000    Lillian Vernon Corp..........................          187,500
       2,000    Lowe's Companies Inc.........................           97,500
      10,000    Travel Services Intl. Inc....................          115,000
                                                                  ------------
                                                                       575,083
                                                                  ------------

                Energy and Utilities -- 0.8%
      10,000    Cilcorp Inc..................................          648,125
      50,000    El Paso Electric Co.+........................          450,000
      10,000    New England Electric System..................          518,750
                                                                  ------------
                                                                     1,616,875
                                                                  ------------

                Entertainment Distribution -- 1.9%
       6,896    AMC Entertainment Inc........................           96,113
     120,000    Blockbuster Inc., Cl. A+.....................        1,530,000
      52,500    GC Companies Inc.+...........................        1,575,000
       4,000    Liberty Digital Inc.+........................           93,250
      10,000    Loews Cineplex Entertainment+................           78,750
       5,500    Shaw Communications Inc.+....................          151,594
      19,500    Shaw Communications Inc.,
                   Cl. B (Toronto)...........................          535,955
                                                                  ------------
                                                                     4,060,662
                                                                  ------------

                Equipment -- 1.1%
       5,000    Advanced Micro Devices+......................           85,938
      35,000    Allen Telecom Inc.+..........................          341,250
       2,100    Amphenol Corp.+..............................          104,081
       2,000    CommScope Inc.+..............................           65,000
       2,000    Gemstar International Group Ltd..............          156,250
         920    Koninklijke Philips Electronics N.V..........           92,920
       2,500    L-3 Communications Hldgs Inc.................           94,375
       5,000    Lucent Technologies Inc......................          324,375
       4,000    Nortel Networks Corp.........................          204,000
     152,000    Oak Technology Inc.+.........................          679,250
       3,000    Scientific-Atlanta Inc.......................          148,687
       3,000    TiVo Inc.+...................................           89,813
                                                                  ------------
                                                                     2,385,939
                                                                  ------------

                International Telephone -- 6.4%
      36,000    BCE Inc......................................        1,793,250
      45,000    BCT.Telus Communications Inc.................          938,329
      12,000    BCT.Telus Communications Inc., Cl. A.........          246,956
      65,000    Cable & Wireless plc, Sponsored ADR..........        2,153,125
      27,000    Compania de Telecomunicaciones de
                   Chile SA, Sponsored ADR...................          487,687
       2,000    Deutsche Telekom AG, ADR+....................           83,625
      10,000    Embratel Participacoes SA+...................          114,375
       1,000    France Telecom SA, Sponsored ADR.............           87,062
      35,000    GST Telecommunications Inc.+.................          246,094
          90    Japan Telecom Co. Ltd........................        2,106,446
         500    Magyar Tavkozlesi Rt, Sponsored ADS..........           13,625
          10    Nippon Telegraph & Telephone Corp............          122,642
      22,000    Philippine Long Distance Telephone Co........          478,500
       7,000    PT Indosat ADR...............................           94,500
       4,320    PT Telekomunikasi Indonesia..................           29,970
       6,000    Quebec-Telephone.............................           64,698
       4,000    Rostelecom, Sponsored ADR....................           18,500
       1,000    Sonera Group Oyj.............................           28,948
       8,000    Swisscom AG..................................          251,500
       3,300    Tele Centro Sul Participacoes SA+............          183,150
      16,500    Tele Norte Leste Participacoes SA+...........          255,750
      16,500    Telecommunicacoes Brasileiras SA
                   (Telebras), Sponsored ADR.................              516
       3,000    Telecom Argentina Stet France
                   Telecom SA, Sponsored ADR.................           80,063
       1,000    Telecom Corp. of New
                   Zealand Ltd., ADR.........................           32,000
     210,000    Telefonica del Peru, Cl. B...................          284,283
         500    Telefonica del Peru, Sponsored ADR...........            6,719
       3,000    Telefonica de Argentina SA,
                   Sponsored ADR.............................           79,125
      42,840    Telefonica de Espana, Sponsored ADR..........        2,056,320
      12,000    Telefonos De Mexico SA, Cl. L, ADR...........          855,000
      16,500    Telesp Participacoes SA......................          259,875
       2,400    Telestra Corp., ADR+.........................           63,300
                                                                  ------------
                                                                    13,515,933
                                                                  ------------

                Satellite -- 1.4%
         300    Asia Satellite Telecommunications
                   Holdings Ltd., Sponsored ADR..............            7,650
      18,044    COMSAT Corp..................................          534,553
       8,000    EchoStar Communications Corp., Cl. A+........          726,500
      10,000    General Motors Corp., Cl. H..................          572,500
       4,000    Globalstar Telecommunications+...............           92,000
      18,000    Pegasus Communications Corp.+................          812,250
      45,000    TCI Satellite Entertainment Inc., Cl. A+.....          180,000
                                                                  ------------
                                                                     2,925,453
                                                                  ------------

                Telecommunications -- 3.1%
       8,745    Aliant Inc.+.................................          130,886
       2,000    Allegiance Telecom Inc.......................          105,250
       3,000    Alltel Corp..................................          211,125
      22,500    CoreComm Ltd.................................          741,094
       1,000    Eircom plc+..................................            4,358

The Gabelli Global Multimedia Trust Inc.
Portfolio of Investments (Continued) -- September 30, 1999 (Unaudited)
================================================================================

                                                                      Market
      Shares                                                           Value
      ------                                                          ------
COMMON STOCKS (Continued)

DISTRIBUTION COMPANIES (Continued)

                Telecommunications (Continued)
      10,000    Electric Lightwave Inc., Cl. A+..............     $    132,500
      12,300    Global Crossing Ltd.+........................          325,950
       3,000    Global Telesystems Group Inc.................           59,156
       1,305    Hellenic Telecommunication
                   Organization SA (OTE).....................           30,419
      10,000    Metromedia International Group Inc.+.........           41,250
      43,000    RCN Corporation+.............................        1,763,000
     169,000    Rogers Communications Inc.,
                   Cl. B, ADR+...............................        2,841,312
       9,655    Rogers Communications Inc., Cl. B+...........          163,227
       3,000    Telegroup Inc.+..............................               30
       6,500    Time Warner Telecom Inc.+....................          135,688
       3,000    USN Communications Inc.......................               30
                                                                  ------------
                                                                     6,685,275
                                                                  ------------

                Telecommunications -- Long Distance -- 1.5%
      35,000    AT&T Corp....................................        1,522,500
       5,500    MCI Worldcom Inc.............................          395,312
      12,000    Sprint Corp..................................          651,000
       3,000    STARTEC Global Communications
                   Corp.+....................................           41,250
      22,000    Viatel Inc...................................          650,375
                                                                  ------------
                                                                     3,260,437
                                                                  ------------

                U.S. Regional Operators -- 2.3%
       5,000    Cincinnati Bell Inc..........................           97,188
      80,428    Citizens Utilities Co., Cl. B+...............          909,842
      24,434    Commonwealth Telephone
                   Enterprises Inc.+.........................        1,075,096
      24,400    Commonwealth Telephone
                   Enterprises, Cl. B +......................        1,059,875
      11,000    GTE Corp.....................................          845,625
       8,000    SBC Communications Inc.......................          408,500
      10,000    US West Inc..................................          570,625
                                                                  ------------
                                                                     4,966,751
                                                                  ------------

                Wireless Communications -- 17.6%
     138,000    Aerial Communications Inc.+..................        3,743,250
       6,000    BCE Mobile Communications Inc.
                   (Toronto)+................................          238,384
      14,000    BCE Mobile Communications Inc.+..............          555,625
       3,000    Cable & Wireless Communications plc,
                   ADR.......................................          156,375
      37,000    CenturyTel Inc...............................        1,503,125
      75,000    CommNet Cellular Inc.+.......................        2,348,437
      10,000    Iridium World Communications Ltd.............           30,625
      16,000    Leap Wireless International Inc..............          376,000
       3,000    Libertel N.V.+...............................           54,117
       8,447    NEXTEL Communications Inc., Cl. A+...........          572,812
         100    NTT Mobile Communications
                   Network Inc...............................        1,966,016
      75,000    Omnipoint Corp.+.............................        4,190,625
      18,000    Price Communications Corp.+..................          451,125
       2,000    Qualcomm Inc.+...............................          378,375
     100,500    Rogers Cantel Mobile Communications
                    Inc., Cl. B+.............................        2,380,594
      36,000    Rural Cellular Corp., Cl. A+.................        1,651,500
      38,680    SK Telecom Co. Ltd., ADR.....................          398,887
       3,500    Sprint Corp. (PCS Group).....................          260,969
       1,650    Tele Celular Sul Participacoes SA............           31,247
       5,500    Tele Centro Oeste Celular
                   Participacoes SA+.........................           18,219
         330    Tele Leste Celular Participacoes SA..........           10,436
         825    Tele Nordeste Celular Participacoes SA.......           18,769
         330    Tele Norte Celular Participacoes SA..........            9,405
       3,300    Tele Sudeste Celular Participacoes SA+.......           70,950
     300,000    Telecom Italia Mobile SpA....................        1,864,566
         825    Telemig Celular Participacoes SA+............           24,338
     104,000    Telephone and Data Systems Inc...............        9,236,500
       6,600    Telesp Celular Participacoes SA+.............          172,425
       6,000    Teligent Inc., Cl. A+........................          298,125
      18,000    Total Access Communications plc+.............           34,380
      20,000    U.S. Cellular Corp.+.........................        1,360,000
       3,500    Vimpel-Communications,
                   Sponsored ADR+............................           44,625
       7,000    Vodafone AirTouch plc, Sponsored ADR.........        1,664,250
       8,000    VoiceStream Wireless Corp.+..................          493,750
       8,000    Western Wireless Corp.+......................          358,750
       9,000    WinStar Communications Inc.+.................          351,562
                                                                  ------------
                                                                    37,319,138
                                                                  ------------
TOTAL DISTRIBUTION COMPANIES.................................      116,905,417
                                                                  ------------
TOTAL COMMON STOCKS..........................................      188,695,762
                                                                  ------------

PREFERRED STOCKS -- 2.0%

                Consumer Services -- 0.1%
       6,000    Cendant Corp., 1.30% Cv. Pfd.................          151,312
                                                                  ------------
                Global Media and Entertainment -- 0.8%
      62,765    News Corp. Ltd, Sponsored ADR, Pfd...........        1,675,041
                                                                  ------------
                Satellite -- 0.1%
      15,008    Loral Space & Communications,
                   6.00% Cv. Pfd.............................          257,950
                                                                  ------------
                U.S. Regional Operators -- 1.0%
      41,000    Citizens Utilities Co., 5.00% Cv. Pfd........        2,039,750
                                                                  ------------
TOTAL PREFERRED STOCKS.......................................        4,124,053
                                                                  ------------

COMMON STOCK WARRANTS AND RIGHTS -- 0.0%
         200    Havas Advertising Warrants
                    expires 05/13/01.........................              615
         600    Talk.com Inc., Rights,
                    expires 02/12/00.........................                0
                                                                  ------------
TOTAL COMMON STOCK
  WARRANTS AND RIGHTS........................................              615
                                                                  ------------

The Gabelli Global Multimedia Trust Inc.
Portfolio of Investments (Continued) -- September 30, 1999 (Unaudited)
================================================================================

    Principal                                                        Market
     Amount                                                           Value
     -------                                                         ------
CORPORATE BONDS -- 0.2%

                Business Services -- 0.1%
$    150,000    Trans-Lux Corp., Deb. Cv.,
                   7.50%, 12/01/06...........................       $  133,125
                                                                  ------------
                Computer Software and Services -- 0.0%
      50,000    BBN Corp., Sub. Deb. Cv.,
                   6.00%, 04/01/12 (b).......................           48,375
                                                                  ------------
                Global Media and Entertainment -- 0.0%
      20,000    Boston Celtics, Deb.,
                   6.00%, 06/30/38...........................           11,950
                                                                  ------------
                Hotels and Gaming -- 0.1%
     300,000    Hilton Hotels Corp., Deb. Cv.
                   5.00%, 05/15/06...........................          242,625
                                                                  ------------
TOTAL CORPORATE BONDS........................................          436,075
                                                                  ------------

U.S. Treasury Bills -- 6.9%
  14,832,000    4.54% to 4.80%++
                   due 10/07/99 to 12/02/99..................       14,763,443
                                                                  ------------
TOTAL INVESTMENTS -- 97.9%(a)
  (Cost $124,504,516)........................................      208,019,948
                                                                  ============
OTHER ASSETS, LIABILITIES AND
  LIQUIDATION VALUE OF CUMULATIVE
  PREFERRED STOCK -- (12.6%).................................      (26,848,453)
                                                                  ------------

NET ASSETS -- COMMON STOCK
  (10,813,315 common shares outstanding) -- 85.3%............      181,171,495
                                                                  ------------

NET ASSETS -- CUMULATIVE PREFERRED STOCK
  (1,250,000 preferred shares outstanding) -- 14.7%..........       31,250,000
                                                                  ------------

TOTAL NET ASSETS -- 100%.....................................     $212,421,495
                                                                  ============

NET ASSET VALUE PER COMMON SHARE
  ($181,171,495 / 10,813,315 shares outstanding).............           $16.75
                                                                        ======

FUTURES CONTRACT -- SHORT POSITION
    Number of                                                      Unrealized
    Contracts                                                     Depreciation
    ---------                                                     ------------
     (50)       S&P 500 Index Futures,
                   December 1999 ............................        ($206,625)
                                                                  ------------

    Principal                                      Settlement      Unrealized
     Amount                                           Date        Depreciation
     -------                                        ---------     ------------

SCHEDULE OF FORWARD FOREIGN
  EXCHANGE CONTRACTS

Forward Foreign Contracts to Deliver
   3,592,510(c) Hong Kong Dollars in
                   exchange for
                   USD $456,076...................... 8/24/00          ($2,426)
                                                                  ------------
---------
(a) For Federal tax purposes:
    Aggregate cost                                                $124,504,516
                                                                  ============
    Gross unrealized appreciation                                 $ 87,202,320
    Gross unrealized depreciation                                   (3,686,888)
                                                                  ------------
    Net unrealized appreciation                                   $ 83,515,432
                                                                  ============

(b)   -- Security fair valued as determined by the Board of Directors.
(c)   -- Principal denominated in Hong Kong dollars.
+     -- Non-income producing security
++    -- Represents annualized yield at date of purchase.
ADR   -- American Depositary Receipt
ADS   -- American Depositary Shares
USD   -- United States Dollar
ORD   -- Ordinary Share
GDR   -- Global Depositary Receipt

                                                    % of
                                                   Market            Market
                                                    Value             Value
                                                   ------            ------
Geographic Diversification
 United States ...............................      77.7%        $161,709,046
 Europe ......................................       7.8           16,268,542
 Canada ......................................       6.2           12,769,316
 Asia/Pacific Rim ............................       5.9           12,278,212
 Latin America ...............................       2.4            4,994,832
                                                   -----         ------------
   Total Investments .........................     100.0%        $208,019,948
                                                   =====         ============

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

Enrollment in the Plan

      It is the policy of The Gabelli Global Multimedia Trust Inc. ("Multimedia Trust") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Multimedia Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Multimedia Trust to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Multimedia Trust. Plan participants may send their stock certificates to State Street Bank and Trust Company to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                    The Gabelli Global Multimedia Trust Inc.
                     c/o State Street Bank and Trust Company
                                  P.O. Box 8200
                              Boston, MA 02266-8200

      Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact State Street Bank and Trust Company at 1 (800) 336-6983.

      Shareholders wishing to liquidate reinvested shares held at State Street Bank and Trust Company must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

      If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at such participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

      The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Multimedia Trust's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Multimedia Trust's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Multimedia Trust valued at market price. If the Multimedia Trust should declare a dividend or capital gains distribution payable only in cash, State Street will buy Common Stock in the open market, or on the NYSE or elsewhere, for the participants' accounts, except that State Street will endeavor to terminate purchases in the open market and cause the Multimedia Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

      The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

      The Multimedia Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by State Street on at least 90 days' written notice to participants in the Plan.

Voluntary Cash Purchase Plan

      The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Multimedia Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name and participate in the Dividend Reinvestment Plan.

      Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to State Street Bank and Trust Company for investments in the Multimedia Trust's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. State Street Bank and Trust Company will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. State Street Bank and Trust Company will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200 such that State Street receives such payments approximately 10 days before the investment date. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by State Street Bank and Trust Company at least 48 hours before such payment is to be invested.

      For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Multimedia Trust.

                             DIRECTORS AND OFFICERS

                     THE GABELLI GLOBALMULTIMEDIA TRUST INC.
                    One Corporate Center, Rye, NY 10580-1434

Directors

Mario J. Gabelli, CFA
  Chairman & Chief Investment Officer

Dr. Thomas E. Bratter
  President, John Dewey Academy

Felix J. Christiana
  Former Senior Vice President
  Dollar Dry Dock Savings Bank

James P. Conn
  Former Managing Director/Chief Investment Officer,
  Financial Security Assurance Holdings Ltd.

Karl Otto Pohl
  Former President, Deutsche Bundesbank

Anthony R. Pustorino
  Certified Public Accountant
  Professor, Pace University

Salvatore J. Zizza
  Chairman, The Bethlehem Corp.

Officers

Mario J. Gabelli, CFA
  President & Chief Investment Officer

Bruce N. Alpert
  Vice President & Treasurer

Peter W. Latartara
  Vice President

James E. McKee
  Secretary

Investment Advisor

Gabelli Funds, LLC
One Corporate Center
Rye, New York  10580-1434

Custodian

State Street Bank and Trust Company

Counsel

Willkie Farr & Gallagher

Transfer Agent and Registrar

State Street Bank and Trust Company

Stock Exchange Listing

                                      Common          7.92% Preferred
                                      ------          ---------------
NYSE-Symbol:                            GGT               GGT Pr
Shares Outstanding:                 10,813,315           1,250,000

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "Specialized Equity Funds," in Sunday's The New York Times and "Specialized Equity Funds" in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Specialized Equity Funds".

The Net Asset Value may be obtained each day by calling (914) 921-5071.

      ------------------------------------------------
      For general information about the Gabelli Funds,
      call 1-800-GABELLI (1-800-422-3554), fax us
      at 914-921-5118, visit Gabelli Funds' Internet
      homepage at: http://www.gabelli.com
      or e-mail us at: closedend@gabelli.com
      ------------------------------------------------

--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Multimedia Trust may from time to time purchase shares of its Common Stock in the open market when the Multimedia Trust shares are trading at a discount of 10% or more from the net asset value of the shares. The Multimedia Trust may also, from time to time, purchase shares of its Cumulative Preferred Stock in the open market when the shares are trading at a discount to the Liquidation Value of $25.00.
--------------------------------------------------------------------------------

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
One Corporate Center
Rye, NY 10580-1434
(914) 921-5070
http:/ /www.gabelli.com


                                                            Third Quarter Report
                                                            September 30, 1999


                                                                     GBFMT 09/99